Supplement Date October 31, 2011

To

Prospectuses Dated May 2, 2011

This supplement is intended for distribution with prospectuses dated May 2, 2011 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection Variable Universal Life Survivorship Variable Universal Life	Majestic Performance VUL Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

Portfolio Mergers

Effective after the close of business on October 28, 2011, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
American Bond	Bond

Core Diversified Growth & Income	Lifestyle Growth

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after October 28, 2011. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Addition

Effective October 31, 2011, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Bond portfolio to your policy, which invests in the corresponding portfolio of the John Hancock Variable Insurance Trust.

We add the following disclosure to the Portfolio Annual Expenses.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Bond	0.59%	0.00%	0.03%	0.00%	0.62%

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the portfolio’s average maturity.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL1 10/2011

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